UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 2, 2006 (February 24, 2006)

ENOVA SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

       0-25184

         95-3056150

(Commission File Number)

(IRS Employer Identification No.)

19850 South Magellan Drive, Suite 305 Torrance, California

90502

(Address of Principal Executive Offices)

(Zip Code)

(310) 527-2800

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On February 24 the board of directors (the “Board”) of Enova Systems, Inc. (the “Company”) increased the compensation paid to members of the Board who serve on the Company’s audit committee.  Effective February 24, in addition to the compensation paid for their service on the Board, members of the Company’s audit committee will receive an additional annual compensation of $5,000.  In addition to the audit committee membership compensation, the chairman of the Company’s audit committee will receive an additional $5,000 annual compensation for his service as chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

March 2, 2006

ENOVA SYSTEMS, INC.

By:

/s/      Ed Riddell

Ed Riddell,

Chief Executive Officer